SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 14, 2007

ACR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-12490	74-2008473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilcrest Drive,
Suite 440
Houston, Texas 77042
(Address of Principal Executive Offices, Including Zip Code)
(713) 780-8532
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On the Form 8-K filed by ACR Group, Inc. (the “Company”) dated May 17, 2007, there was a minor footing error in the gross profit for the quarter ended February 28, 2006 in the Condensed Consolidated Income Statements (Unaudited) attached to the Company’s fiscal year end and fourth quarter 2007 earnings release dated May 14, 2007. The Company reclassified certain amounts in the Condensed Consolidated Balance Sheets (Unaudited), which were also attached to the Company’s Form 8-K dated May 17, 2007. A corrected copy of the Condensed Consolidated Income Statements (Unaudited), and the Condensed Consolidated Balance Sheets (Unaudited) are attached hereto as Exhibit 99.1 and Exhibit 99.2, which, in their entirety, are incorporated herein by reference.

The information contained in this Form 8-K/A, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1—Condensed Consolidated Income Statements (Unaudited) of ACR Group, Inc. and its subsidiaries for quarters and fiscal years ended February 28, 2007 and 2006

Exhibit 99.2—Condensed Consolidated Balance Sheets (Unaudited) of ACR Group, Inc. and its subsidiaries for fiscal years ended February 28, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR Group, Inc.

Dated: May 29, 2007	By	/s/ Anthony R. Maresca
Anthony R. Maresca Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Condensed Consolidated Income Statements (Unaudited) of ACR Group, Inc. and its subsidiaries for quarters and fiscal years ended February 28, 2007 and 2006

99.2	Condensed Consolidated Balance Sheets (Unaudited) of ACR Group, Inc. and its subsidiaries for fiscal years ended February 28, 2007 and 2006